UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2015

SUSSEX BANCORP

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	0-29030 (Commission File Number)	22-3475473 (I.R.S. Employer Identification Number)

100 Enterprise Dr.

Rockaway, New Jersey 07866
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (844) 256-7328

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K of Sussex Bancorp, filed with the Securities and Exchange Commission on February 4, 2015 (the “Original Filing”), to correct inadvertent errors that were contained on page 14 of Exhibit 99.1 to the Original Filing. The Original Filing incorrectly stated the time periods for the performance and net income measures. The Original Filing is hereby amended and restated in its entirety.

Item 7.01.     Regulation FD Disclosure.

On February 4-5, 2015, Sussex Bancorp will conduct an investor presentation at the FIG Partners 6th Annual West Coast Bank CEO Forum to be held in San Francisco, California. A copy of the investor presentation is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Investor Presentation, dated February 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSEX BANCORP

Date: February 5, 2015	By:	/s/ Steven M. Fusco
Steven M. Fusco
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor Presentation, dated February 4, 2015.